Exhibit 10.4

Execution Version

THE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (A) A REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (B) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE COMPANY REQUESTS, AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO SUCH EFFECT HAS BEEN RENDERED.

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

THIS SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 2, 2022, is made and entered into by and among Tritium DCFC Limited (ACN 650 026 314), an Australian public company (the “Company”), and the undersigned parties listed under Holder on the signature pages hereto (each such party, together with any person or entity who hereafter becomes a party to this Agreement pursuant to Section 1.1 or 5.2 of this Agreement, a “Holder” and collectively, the “Holders”). Capitalized terms used in this Agreement and not otherwise defined elsewhere in this Agreement shall have the meanings set forth in Section 7.1 hereof, and capitalized terms used but not otherwise defined in this Agreement shall have the meanings given in the Warrant Agreement (as defined below).

RECITALS

WHEREAS, in connection with the financing transactions described under the Senior Loan Note Subscription Agreement, dated as of September 2, 2022 (the “LNSA”), among the Company and the lenders party thereto, the Company is issuing to the Holders pursuant to this Agreement and the Warrant Agreement, dated as of September 2, 2022 (the “Warrant Agreement”), among the Company, Computershare Inc., a Delaware corporation (“Computershare”), and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare, collectively, the “Warrant Agent”), warrants to subscribe for and purchase ordinary shares of the Company (“Ordinary Shares”) (such warrants being referred to as “Warrants”);

WHEREAS, in connection with the Financial Close and the Accordion Facility Effective Date (as defined in the LNSA), if any, the Holders desire to enter into this Agreement, pursuant to which the Company shall (i) grant and issue the Warrants to the Holders and (ii) grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement; and

WHEREAS, after (i) the Financial Close, the Initial Holders (as defined below) will own Warrants to subscribe for and purchase an aggregate of 2,030,840 Ordinary Shares, subject to adjustment as contemplated herein and (ii) the Accordion Facility Effective Date, if any, the Accordion Holders (as defined below) will own Warrants to subscribe for and purchase an aggregate of up to 135,389 Ordinary Shares, subject to adjustment as contemplated herein (the number of Ordinary Shares subject to Warrants, as adjusted, the “Warrant Shares”).

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

WARRANTS

1.1 Grant of Warrant. (a) Subject to the conditions set forth in this Agreement, in connection with the transactions contemplated by the LNSA, the Company hereby grants and issues to each Holder on the date hereof and on the Accordion Facility Effective Date the number of Warrants evidencing the right to subscribe for and purchase, in each case, in accordance with the terms and conditions set forth herein and in the Warrant Agreement, the Warrant Shares. For each Holder that is a Facility A Lender (as defined in the LNSA) (an “Initial Holder”), the number of Warrants granted shall be equal to the Initial Holder’s Facility A Relevant Proportion of the number of Warrants determined by multiplying (i) the quotient of (x) US$14,500,000 divided by (y) the Initial Share Price by (ii) the sum of 1 plus the quotient of (A) the Exercise Price (as defined below) divided by (B) the Initial Share Price. For each Holder that is an Accordion Facility Lender (as defined in the LNSA) (an “Accordion Holder”), the number of Warrants granted shall be equal to the Accordion Holder’s Accordion Facility Relevant Proportion of the number of Warrants determined by multiplying (i) the quotient of (x) US$966,667 divided by (y) the Initial Share Price by (ii) the sum of 1 plus the quotient of (A) the Exercise Price divided by (B) the Initial Share Price. Each Warrant shall initially be exercisable for one Warrant Share, subject to adjustment as described in Sections 3.3.3 and 4 of the Warrant Agreement, and the terms and conditions of the Warrants issued to the Initial Holders and any Accordion Holders shall be identical except for the issuance date. For the avoidance of doubt, the issuance date for a given Warrant shall be deemed to be the date specified in the instructions from the Company to the Warrant Agent instructing the issuance of such Warrant.

(b) The Accordion Holder shall execute and deliver a written agreement to become a party to and to be bound by the terms and conditions of this Agreement as a Holder granted Warrants hereunder, substantially in the form of the Counterpart Signature Page and Joinder attached as Exhibit A hereto.

1.2 Terms and Exercise of Warrants.

1.2.1 Exercise Price. Each Warrant shall, if a physical certificate is issued when countersigned by the Warrant Agent, entitle the person or entity in whose name such Warrant is registered in the warrant register (the “Registered Holder”) thereof, subject to the provisions of such Warrant, the Warrant Agreement and of this Agreement, to subscribe for and purchase from the Company the number the Warrant Shares stated therein, at the price of $0.0001 per share (the “Exercise Price”).

1.2.2 Vesting and Expiration of Warrants. The vesting and expiration of the Warrants shall be in accordance with Section 3.2 of the Warrant Agreement.

1.2.3 Exercise of Warrants. The exercise of the Warrants shall be effected in accordance with Section 3.3 of the Warrant Agreement.

1.3 Adjustments to Number of Warrant Shares. In order to prevent dilution, the number of Warrant Shares issuable upon exercise of the Warrants shall be subject to adjustment from time to time in accordance with Section 4 of the Warrant Agreement.

1.4 Transfer and Exchange of Warrants. The transfer and exchange of the Warrants shall be effected in accordance with Section 5 of the Warrant Agreement.

1.5 Redemption. The redemption of the Warrants shall be effected in accordance with Section 6 of the Warrant Agreement.

1.6 Other Provisions Relating to the Warrants. The Warrants will be in all respects subject to the other terms and conditions relating to the Warrants set forth in the Warrant Agreement.

ARTICLE II

REGISTRATIONS

2.1 Registration.

2.1.1 Shelf Registration. (a) The Company agrees that, within forty-five (45) calendar days after the Financial Close, the Company will file with the Commission (at the Company’s sole cost and expense) a Registration Statement registering the resale of all Registrable Securities (including any Registrable Securities eligible for registration pursuant to Rule 416 or Rule 462(b) under the Securities Act) on a continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration”) and to the extent that the Company is eligible to file an automatic shelf registration statement on Form F-3 ASR (an “Automatic Shelf Registration Statement”), the Shelf Registration shall be an Automatic Shelf Registration Statement that includes the Warrant Adjustment Securities.

(b) The Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement but no later than the earlier of (a) the 60th calendar day (or 90th calendar day if the Commission notifies the Company that it will conduct a full “review” the Registration Statement) following the Financial Close and (b) the tenth (10th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”) and, in any event, shall use best efforts to cause the Registration Statement to be declared effective under the Securities Act within one year of the date of this Agreement; provided, however, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Holder furnishing in writing to the Company such information regarding Holder, the securities of the Company held by Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and Holder shall execute a selling stockholder questionnaire in connection with such registration as the Registrable Securities may reasonably request that is customary of a selling stockholder in similar situations; provided, that Holder shall not be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities except as provided for in Section 3.3. Subject to the limitations contained in this Agreement, the Company shall effect any Shelf Registration on such appropriate registration form of the Commission (a) as shall be selected by the Company and (b) as shall permit the resale or other disposition of the Registrable Securities by the Holders. If at any time a Registration Statement filed with the Commission pursuant to Section 2.1.1 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will use its commercially reasonable efforts to amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place in accordance with the terms of this Agreement. Notwithstanding anything to the contrary herein, the Company shall not be required to include in any Shelf Registration any Warrant Adjustment Securities for so long as the Company is in compliance with the current public information requirement under Rule 144(c)(1) promulgated under the Securities Act (or Rule 144(i)(2) promulgated under the Securities Act, if applicable). In the event Warrant Adjustment Securities are issued to the Holders subsequent to Financial Close and the Company is not in compliance with the current public information requirement under Rule 144(c)(1) promulgated under the Securities Act (or Rule 144(i)(2) promulgated under the Securities Act, if applicable), the Holders shall be entitled to the Shelf Registration rights in this Section 2.1.1 with respect to those Warrant Adjustment Securities; provided, that, the Company shall be able to effect such Shelf Registration using (i) a new Registration Statement, (ii) an amendment or supplement to an existing Registration Statement or (iii) any combination thereof in the Company’s discretion and on the form the Company is then eligible to use that covers the most Registrable Securities (including to the extent eligible the Warrant Adjustment Securities) in the following order of priority: (1) Form F-3 ASR, (2) Form F-3 and (3) Form F-1. The Company shall use its best efforts (x) to convert any Form F-1 relating to the Shelf Registration of the Registrable Securities to a Form F-3 as soon as practicable after the Company is eligible to use Form F-3 and (y) to file an automatic shelf registration statement on Form F-3 ASR to cover the future issuances of Warrant Adjustment Securities as soon as practicable after the Company becomes a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act).

2.1.2 [RESERVED]

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If the Company proposes to (i) file a Registration Statement under the Securities Act with respect to the Registration of equity securities of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities of the Company, for its own account or for the account of shareholders of the Company, other than a Registration Statement (A) filed in connection with any employee stock option or other benefit plan, (B) pursuant to a Registration Statement on Form F-4 or S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) (C) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (D) for an offering of debt that is convertible into equity securities of the Company or (E) for a dividend reinvestment plan, or (ii) consummate an Underwritten Offering for its own account or for the account of shareholders of the Company (other than pursuant to the terms of this Agreement), then the Company shall give written notice of such proposed action to all of the Holders of Registrable Securities as soon as practicable (but in the case of filing a Registration Statement, not less than ten (10) days before the anticipated filing date of such Registration Statement), which notice shall (x) describe the amount and type of securities to be included, the intended method(s) of distribution and the name of the proposed managing Underwriter or Underwriters, if any, and (y) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within (a) five (5) days in the case of filing a Registration Statement and (b) two (2) days in the case of an Underwritten Offering (unless such offering is an overnight or bought Underwritten Offering, then one (1) day), in each case after receipt of such written notice (such Registration, a “Piggyback Registration”). The Company shall cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Piggyback Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If no written request for inclusion from a Holder is received within the specified time, each such Holder shall have no further right to participate in such Piggyback Registration. All such Holders proposing to include Registrable Securities in an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of the equity securities of the Company that the Company desires to sell, taken together with (i) the shares of equity securities of the Company, if any, as to which Registration or Underwritten Offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which Registration or Underwritten Offering has been requested pursuant to Section 2.2 of this Agreement and (iii) the shares of equity securities of the Company, if any, as to which Registration or Underwritten Offering has been requested pursuant to separate written contractual piggyback registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration or Underwritten Offering is undertaken for the Company’s account, the Company shall include in any such Registration or Underwritten Offering (A) first, the Ordinary Shares or other equity securities of the Company that the Company desires to issue, which can be issued without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.1.1 of this Agreement (pro rata based on the respective number of Registrable Securities that each Holder (if any) has requested be included in such Registration or Underwritten Offering and the aggregate number of Registrable Securities that all Holders have requested be included in such Registration or Underwritten Offering (such proportion is referred to herein as “Pro Rata”)), which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares or other equity securities of the Company, if any, as to which Registration or Underwritten Offering has been requested pursuant to written contractual piggyback registration rights of other shareholders of the Company, which can be sold without exceeding the Maximum Number of Securities; or

(b) If the Registration or Underwritten Offering is pursuant to a demand by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or Underwritten Offering (A) first, Ordinary Shares or other equity securities of the Company, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.1.1 of this Agreement, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Ordinary Shares or other equity securities of the Company that the Company desires to issue, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Ordinary Shares or other equity securities of the Company for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to, as applicable, the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or the launch of the Underwritten Offering with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement or abandon an Underwritten Offering in connection with a Piggyback Registration at any time prior to the launch of such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.3 [RESERVED]

2.4 Restrictions on Registration Rights. If (A) the filing, initial effectiveness, or continued use of a Registration Statement at any time would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control; or (B) in the good faith judgment of a majority of the Board, the filing, initial effectiveness, or continued use of a Registration Statement would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing, initial effectiveness or continued use of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the majority of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed, declared effective or continued to be used in the near future and that it is therefore essential to defer or discontinue the filing, initial effectiveness or continued use of such Registration Statement. In such event, the Company shall have the right to defer or discontinue such filing or offering for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any twelve (12)-month period.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. The Company shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible and to the extent applicable:

3.1.1 prepare and file with the Commission, within the time frame required by Section 2.1.1, a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective, including filing a replacement Registration Statement, if necessary, until all Registrable Securities covered by such Registration Statement have been sold or are no longer issued (such period, the “Effectiveness Period”);

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer issued;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Holders of Registrable Securities included in such Registration or Underwritten Offering, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus (including each preliminary Prospectus) and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.4 prior to any Registration of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 during the Effectiveness Period, furnish a conformed copy of each filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, promptly after such filing of such documents with the Commission to each seller of such Registrable Securities or its counsel; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act;

3.1.10 in accordance with Section 3.4 of this Agreement of this Agreement, notify the Holders of the happening of any event as a result of which a Misstatement exists, and then to correct such Misstatement as set forth in Section 3.4 of this Agreement;

3.1.11 in the event of an Underwritten Offering, permit a representative of the Holders (such representative to be selected by a majority of the Holders), or the Underwriters facilitating such Underwritten Offering or other issue or sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement or the Prospectus, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter to confidentiality agreements, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.12 obtain a comfort letter from the Company’s independent registered public accountants in the event of an Underwritten Offering pursuant to such Registration, in customary form and covering such matters of the type customarily covered by comfort letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.13 in the event of an Underwritten Offering pursuant to such Registration, on the date the Registrable Securities are issued or delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to such participating Holders or Underwriter;

3.1.14 in the event of an Underwritten Offering pursuant to such Registration to which the Company has consented, to the extent reasonably requested by such Underwriter in order to engage in such offering, allow the Underwriters to conduct customary “underwriter’s due diligence” with respect to the Company;

3.1.15 in the event of any Underwritten Offering pursuant to such Registration, enter into and perform its obligations under an underwriting agreement or other subscription or purchase or sales agreement, in usual and customary form, with the managing Underwriter of such offering or sale;

3.1.16 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full semi-annual fiscal period after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission); provided, that the Company will not have any obligation to provide any information pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.17 if the Registration involves the Registration of Registrable Securities in an Underwritten Offering, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.18 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter if such Underwriter has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, as applicable.

3.2 Registration Expenses. The Registration Expenses in respect of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. For the avoidance of doubt, no Holder shall be required to execute a lock-up agreement in order to participate in an Underwritten Offering unless the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that such Holders’ failure to enter into a lock-up agreement would be seriously detrimental to the ability of the Underwriters and the Company to successfully execute such Underwritten Offering, in which case such Holders shall be required to execute a lock-up agreement on substantially the same terms as similarly situated participants in such Underwritten Offering in order to participate in such offering.

3.4 Suspension of Sales. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to (A) delay or postpone the (i) initial effectiveness of any Registration Statement or (ii) launch of any Underwritten Offering, in each case, filed or requested pursuant to this Agreement, and (B) from time to time to require the Holders not to sell under any Registration Statement or Prospectus or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Board reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the applicable Registration Statement or Prospectus of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement or Prospectus would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement or Prospectus to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend a Registration Statement, Prospectus or Underwritten Offering on more than two occasions, for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of a Suspension Event while a Registration Statement filed pursuant to this Agreement is effective or if as a result of a Suspension Event a Misstatement exists, each Holder agrees that (i) it will immediately discontinue offers and sales of Registrable Securities under each Registration Statement filed pursuant to this Agreement until the Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the relevant misstatements or omissions and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales and (ii) it will maintain the confidentiality of information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Holders will deliver to the Company or, in Holders’ sole discretion destroy, all copies of each Prospectus covering Registrable Securities in Holders’ possession; provided, however, that this obligation to deliver or destroy shall not apply (A) to the extent the Holders are required to retain a copy of such Prospectus (x) to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) (collectively, the “Holder Indemnified Persons”) against all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable outside attorneys’ fees and inclusive of all reasonable outside attorneys’ fees arising out of the enforcement of each such persons’ rights under this Section 4.1) resulting from any Misstatement or alleged Misstatement, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such Holder Indemnified Person specifically for use therein.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall, severally and not jointly, indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable outside attorneys’ fees and inclusive of all reasonable outside attorneys’ fees arising out of the enforcement of each such persons’ rights under this Section 4.1) resulting from any Misstatement or alleged Misstatement, but only to the extent that the same are made in reliance on and in conformity with information relating to the Holder so furnished in writing to the Company by or on behalf of such Holder specifically for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one outside counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under Section 4.1 of this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall to the extent permitted by law contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 of this Agreement, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery or (iii) transmission by hand delivery, telecopy, telegram, facsimile or email. Each notice or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third (3rd) Business Day following the date on which it is mailed, in the case of notices delivered by courier service, hand delivery, telecopy or telegram, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation, and in the case of notices delivered by facsimile or email, at such time as it is successfully transmitted to the addressee. Any notice or communication under this Agreement must be addressed, if to the Company, to: 48 Miller Street, MURARRIE, QLD 4172, Australia, Attention: Michael Collins, or by email at: mcollins@tritium.com.au, and, if to any Holder, to the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing by such Holder (including on the signature pages hereto). Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors.

5.2.3 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto or do not hereafter become a party to this Agreement pursuant to Section 5.2 of this Agreement.

5.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice provided in accordance with Section 5.1 of this Agreement and (ii) the written agreement of the assignee to become a party to and to be bound by the terms and conditions of this Agreement as a Holder granted Warrants hereunder, substantially in the form of the Counterpart Signature Page and Joinder attached as Exhibit A hereto. Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including executed manually or electronically via DocuSign or other similar services and delivered via facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the total Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Other Registration Rights. The Company represents and warrants that no person, other than (a) the holders that are named in the Amended and Restated Registration Rights Agreement, dated January 13, 2022, by and among the Company, the SPAC, and the other parties thereto, (b) the holders of the Company’s warrants pursuant to that certain Warrant Agreement, dated as of February 3, 2021, by and between the SPAC and Continental Stock Transfer & Trust Company, and assigned to and assumed by the Company, Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A., on or about January 13, 2022, and (c) Palantir Technologies Inc., pursuant to its Amended and Restated Subscription Agreement with the Company and the SPAC, dated as of January 31, 2022, and (d)(i) entities affiliated with St Baker Energy Holdings Pty Ltd, (ii) Varley Holdings Pty Ltd, (iii) Ilwella Pty Ltd and (iv) Decarbonization Plus Acquisition Sponsor II LLC (together, the “Option Holders”), pursuant to the option agreements entered into with each of the Option Holders and the Company, each dated as of January 13, 2022, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the issue or sale of securities for its own account or for the account of any other person.

5.7 Term. This Agreement shall terminate, with respect to any Holder, upon the date as of which such Holder ceases to hold any Registrable Securities. The provisions of Article IV shall survive any termination.

5.8 Foreign Private Issuer Status. If the Company ceases to be a “foreign private issuer” (as defined in Rule 405 of the Securities Act) eligible to use a registration statement on Form F-1, Form F-3 or Form F-3 ASR, as the case may be, then all references in this Agreement to any such form shall be deemed to be references to Form S-1, Form S-3 or Form S-3 ASR, as applicable, or such similar or successor form as may be appropriate.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

6.1 Company Representations and Warranties. The Company represents and warrants that:

6.1.1 The Company is a corporation registered and validly existing under the Corporations Act, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement.

6.1.2 The Holder will subscribe for and acquire on each Share Issue Date the full legal and beneficial ownership of the applicable Warrant Shares which shall be (i) free and clear of all encumbrances, subject to the registration of the Holder in the register of shareholders; (ii) duly authorized by all necessary corporation action on the part of the Company prior to the relevant Exercise Date and validly issued by the Company; (iii) free of competing rights, including pre-emptive rights or rights of first refusal; and (iv) fully paid and have no money owing in respect of them (assuming full payment therefor in accordance with the terms of this Agreement).

6.1.3 This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

6.1.4 Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6.2 of this Agreement, the execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations under this Agreement, including the grant of the Warrant and issuance of the Warrant Shares and the consummation of the other transactions contemplated herein and therein do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Warrant or the Warrant Shares or the legal authority of the Company to comply in all material respects with the terms of this Agreement; (ii) the constitution of the Company as amended or varied from time to time (the “Constitution”) or other organizational documents (as applicable) of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Warrant or the Warrant Shares or the legal authority of the Company to comply in all material respects with this Agreement.

6.1.5 Other than the Company’s issued public warrants and private placement warrants to subscribe for and purchase Ordinary Shares, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Warrant or the Warrant Shares that have not been validly waived.

6.1.6 Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6.2 of this Agreement, the Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Constitution, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company is now a party or by which the Company’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.1.7 Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6.2 of this Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Agreement (including, without limitation, the issuance of the Warrant and the Warrant Shares), other than (i) the filing with the Commission of the registration statement, (ii) filings required by applicable U.S. state or federal or Australian securities laws, (iii) filings required by the Exchange Act, and (iv) consents or filings, the failure of which to obtain or file would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the sale and issuance of the Warrant and the Warrant Shares.

6.1.8 As of the date of this Agreement, the Company has the share capital and outstanding indebtedness described in the SEC Documents (as defined below) or as otherwise disclosed by the Company. All issued Ordinary Shares have been duly authorized and validly issued, are fully paid and are not subject to any call for payment of further capital (subject to full payment therefor in accordance with the terms of this Agreement) and are not subject to preemptive rights. Except as described in the SEC Documents or as otherwise disclosed by the Company, there are no issued options, warrants or other rights to subscribe for, purchase or acquire from the Company any Ordinary Shares or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, the Company has no subsidiaries (other than the subsidiaries set forth on Schedule 6.1.8 attached hereto) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than as set forth in the SEC Documents or as otherwise disclosed by the Company.

6.1.9 The Company has not received any written communication from a governmental entity alleging that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.1.10 Assuming the accuracy of each Holder’s representations and warranties set forth in Section 6.2 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Warrant or the Warrant Shares by the Company to such Holder in the manner contemplated by this Agreement.

6.1.11 Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Warrant and the Warrant Shares.

6.1.12 There is no (i) suit, action, proceeding, or arbitration pending, or, to the Company’s knowledge, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company, except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.1.13 The Company has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of the Warrant or the Warrant Shares.

6.1.14 None of the Company, its subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Warrant or the Warrant Shares under the Securities Act, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.

6.1.15 The Company and its affiliates will not directly or indirectly use the proceeds from the exercise of the Warrant or issuance of any Warrant Shares, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund a person or entity named on an OFAC List, (ii) that is owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) that is organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Donetsk, Luhansk and Crimea regions of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) that is a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) that is a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

6.1.16 The Company is not, and immediately after receipt of payment by the Company for the Warrant Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

6.1.17 The Company has made available to the Holder (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Company with the Commission since the first date on which any class of securities of the Company was registered with the Commission, if any (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the applicable requirements of the Exchange Act, Securities Act, and the applicable rules and regulations of the Commission promulgated thereunder. None of the SEC Documents filed under the Exchange Act (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Document that is a registration statement, or included, when filed, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of all other SEC Documents. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the staff of the Commission with respect to any of the SEC Documents.

6.2 Holder Representations and Warranties. Each Holder represents and warrants to the Company in respect of itself and not any other Holder that:

6.2.1 Holder has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Agreement.

6.2.2 This Agreement has been duly authorized, executed and delivered by Holder. This Agreement is enforceable against Holder in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

6.2.3 No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Holder in connection with the consummation of the transactions contemplated by this Agreement.

6.2.4 The execution and delivery by Holder of this Agreement, and the performance by Holder of its obligations under this Agreement, including accepting the grant of the Warrant, the subscription for and purchase of the Warrant Shares and the consummation of the other transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Holder or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Holder or any of its subsidiaries is a party or by which Holder or any of its subsidiaries is bound or to which any of the property or assets of Holder or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, shareholders’ equity or results of operations of Holder and any of its subsidiaries, taken as a whole (a “Holder Material Adverse Effect”), or materially affect the legal authority of Holder to comply in all material respects with the terms of this Agreement; (ii) the organizational documents of Holder; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Holder or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Holder Material Adverse Effect or materially affect the legal authority of Holder to comply in all material respects with this Agreement.

6.2.5 Holder (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) (5), (6), (7), (10), (11) or (12) under the Securities Act), (ii) is acquiring the Warrant and, to the extent exercised, the Warrant Shares, only for its own account, or if Holder is acquiring the Warrant and the Warrant Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” (each as defined above) and Holder has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Warrant or, to the extent exercised, the Warrant Shares, with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or the Corporations Act.

6.2.6 Holder understands that the Warrant and the Warrant Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Warrant and the Warrant Shares have not been registered under the Securities Act. Holder understands that the Warrant and the Warrant Shares may not be resold, transferred, pledged or otherwise disposed of by Holder absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act and in compliance with all applicable laws, (iii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act. Holder acknowledges that the Warrant Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Holder understands and agrees that the Warrant Shares will be subject to the foregoing restrictions and, as a result, Holder may not be able to readily resell the Warrant Shares and may be required to bear the financial risk of an investment in the Warrant Shares for an indefinite period of time. Holder understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of the Warrant Shares.

6.2.7 Holder understands and agrees that Holder is subscribing for and purchasing the Warrant and the Warrant Shares directly from the Company and Holder consents to become a member of the Company. This Agreement serves as an application by the Holder for the allotment of Ordinary Shares subscribed for and purchased under this Agreement on the applicable Share Issue Date and accordingly it will not be necessary for the Holder to provide a separate (additional) application on or prior to the applicable Share Issue Date for those Ordinary Shares. Holder agrees to be bound by the Constitution upon the issue to the Holder of any Ordinary Shares. Holder further acknowledges that there have been no representations, warranties, covenants and agreements made to Holder by the Company or any of its officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Agreement.

6.2.8 Holder’s acquisition and holding of the Warrant and the Warrant Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

6.2.9 In making its decision to accept the grant of the Warrant and subscribe for and purchase, to the extent exercised, the Warrant Shares, Holder represents that it has relied solely upon its own independent investigation. Holder acknowledges and agrees that Holder has received and has had the opportunity to review such information and documents as Holder deems necessary to make an investment decision with respect to the Warrant and the Warrant Shares. Holder represents and agrees that Holder and Holder’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Holder and such Holder’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Warrant and the Warrant Shares.

6.2.10 Holder became aware of this offering of the Warrant and the Warrant Shares solely by means of direct contact between Holder and the Company or a representative of the Company, and the Warrant and the Warrant Shares were offered to Holder solely by direct contact between Holder and the Company or a representative of the Company. Holder acknowledges that the Company represents and warrants that the Warrant and the Warrant Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws or any applicable laws of any other jurisdiction.

6.2.11 Holder acknowledges that it is aware that there are substantial risks incident to the subscription for, purchase and ownership of the Warrant and the Warrant Shares. Holder is a sophisticated investor and is able to fend for itself in the transactions contemplated herein, has exercised its independent judgment in evaluating its investment in the Warrant and the Warrant Shares, has such knowledge and experience in financial, business and tax matters as to be capable of evaluating the merits, risks and uncertainties inherent in an investment in the Warrant and the Warrant Shares, and Holder has sought such accounting, legal, economic and tax advice as Holder has considered necessary to make an informed investment decision.

6.2.12 Alone, or together with any professional advisors, Holder represents and acknowledges that Holder has adequately analyzed and fully considered and assumed the risks of an investment in the Warrant and the Warrant Shares and determined that the Warrant and the Warrant Shares are a suitable investment for Holder and that Holder is able at this time and in the foreseeable future to bear the economic risk of a total loss of Holder’s investment in the Company. Holder acknowledges specifically that a possibility of total loss exists.

6.2.13 Holder understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Warrant or the Warrant Shares or made any findings or determination as to the fairness of an investment in the Warrant or the Warrant Shares.

6.2.14 If Holder is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with the ERISA Plans, “Plans”), Holder represents and warrants that (i) neither the Company nor its respective affiliates (the “Transaction Parties”) has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to subscribe for and acquire and hold the Warrant Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision to subscribe for and acquire and hold the Warrant Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Holder’s investment in the Warrant Shares; and (ii) its subscription for and purchase of the Warrant Shares will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code, or any applicable Similar Law.

6.2.15 If Holder is located in the United Kingdom or a member state of the European Economic Area, it represents and warrants that it is a qualified investor (within the meaning of Regulation (EU) 2017/1129).

6.2.16 If the Holder is located in Australia, the Holder represents and warrants that it is a person who falls within an exempt offer category in section 708 of the Corporations Act (including “sophisticated investors” or “professional investors” within the meaning of section 708(8) and 708(11) respectively of the Corporations Act).

6.2.17 If Holder is located in the United Kingdom, Holder represents and warrants that it is a person of a kind described in articles 19(5) or 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (SI 2005/1529) (as amended) or is otherwise a person to whom an invitation or inducement to engage in investment activity may be communicated without contravening section 21 of the Financial Services and Markets Act 2000.

ARTICLE VII

CERTAIN DEFINITIONS

7.1 Definitions. The terms defined in this Section 7.1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Accordion Facility Effective Date” shall have the meaning given in the LNSA.

“Accordion Facility Lender” shall have the meaning given in the LNSA.

“Accordion Facility Relevant Proportion” means, in relation to an Accordion Holder, the proportion of Accordion Facility Commitments (as defined in the LNSA) that such Accordion Holder makes available under the LNSA as it bears to the Total Accordion Facility Commitments (as defined in the LNSA) made available under the LNSA as at such date.

“Board” shall mean the board of directors of the Company.

“Business Day” shall mean a day, other than a Saturday, Sunday or federal holiday, on which banks in New York City and Brisbane are generally open for normal business.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Facility A Lender” shall have the meaning given in the LNSA.

“Facility A Relevant Proportion” means, in relation to an Initial Holder, the proportion of Facility A Commitments (as defined in the LNSA) that such Initial Holder makes available under the LNSA as it bears to the Total Facility A Commitments (as defined in the LNSA) made available under the LNSA as at such date.

“Financial Close” shall have the meaning given in the LNSA.

“Maximum Number of Securities” shall mean the maximum dollar amount or maximum number of equity securities of the Company that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the light of the circumstances under which they were made) not misleading.

“OFAC Lists” means, collectively, the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control.

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean (a) the Warrants, (b) any Warrant Shares issued or issuable upon the exercise of any such Warrants, and (c) any other equity security of the Company issued or issuable with respect to any such Warrant Shares held by a Holder immediately following the Financial Close by way of a share sub-division or share dividend or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred and have been recorded by the Company’s transfer agent in book-entry form not bearing a legend restricting further transfer and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be issued by the Company; or (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) promulgated under the Securities Act (or Rule 144(i)(2) promulgated under the Securities Act, if applicable).

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and any such registration statement having been declared effective by, or become effective pursuant to rules promulgated by, the Commission.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority and any securities exchange on which the Ordinary Shares is then listed);

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration;

(F) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of Registrable Securities held by the holders pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, not to exceed US$50,000; and

(G) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of Registrable Securities held by the Holders hereunder, not to exceed US$25,000.

“Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“SPAC” shall mean Decarbonization Plus Acquisition Corporation II, a Delaware corporation.

“Underwriter” shall mean a securities dealer who subscribes for and purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of the Company are issued or sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrant Adjustment Securities” shall mean any Registrable Securities issued to the Holders subsequent to the Financial Close pursuant to the warrant adjustments contemplated in Section 3.3.3 (Guaranteed Value) and Section 4 (Adjustments to Number of Warrant Shares) of the Warrant Agreement, other than such Registrable Securities that are eligible for registration (x) pursuant to Rule 416 or 462(b) under the Securities Act or (y) on an Automatic Shelf Registration Statement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

TRITIUM DCFC LIMITED, an Australian public company in accordance with section 127 of the Corporations Act 2001 (Cth)

By:	/s/ Jane Hunter
Name: Jane Hunter Title: Chief Executive Officer and Director

By:	/s/ Michael R. Collins
Name: Michael R. Collins Title: General Counsel and Corporate Secretary

[Signature Page to Subscription and Registration Rights Agreement]

HOLDER: CIGNA HEALTH AND LIFE INSURANCE COMPANY
By: CIGNA INVESTMENTS, INC. (authorized agent)	Number of Warrants: 541,558

Signature of Holder	Signature of Joint Holder, if applicable:

/s/ Kevin Pattison

By:	By:

Name: Kevin Pattison Title: Managing Director	Name: Title:

Date: September 1, 2022

Name of Holder: Cigna Health and Life Insurance Company	Name of Joint Holder, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):

Email Address: [REDACTED]

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Notice address (pursuant to Section 5.1 of this Agreement):

Holder’s EIN: [REDACTED] Business Address-Street: c/o Cigna Investments, Inc.	Joint Holder’s EIN: Mailing Address-Street (if different)

900 Cottage Grove Road, A5PRI

Hartford, CT 06152
City, State, Zip: Attn: Telephone No.: [REDACTED] Facsimile No.:	City, State, Zip: Attn: Telephone No.: Facsimile No.:

[Signature Page to Subscription and Registration Rights Agreement]

HOLDER: HEALTHSPRING LIFE & HEALTH INSURANCE COMPANY, INC.

By: CIGNA INVESTMENTS, INC. (authorized agent)	Number of Warrants: 406,168

Signature of Holder	Signature of Joint Holder, if applicable:

/s/ Kevin Pattison

By:	By:

Name: Kevin Pattison Title: Managing Director	Name: Title:

Date: September 1, 2022

Name of Holder: Healthspring Life & Health Insurance Company, Inc.	Name of Joint Holder, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):

Email Address: [REDACTED]

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Notice address (pursuant to Section 5.1 of this Agreement):

Holder’s EIN: [REDACTED] Business Address-Street: c/o Cigna Investments, Inc.	Joint Holder’s EIN: Mailing Address-Street (if different)
900 Cottage Grove Road, A5PRI
Hartford, CT 06152
City, State, Zip: Attn: Telephone No.: [REDACTED] Facsimile No.:	City, State, Zip: Attn: Telephone No.: Facsimile No.:

[Signature Page to Subscription and Registration Rights Agreement]

HOLDER: BARINGS TARGET YIELD INFRASTRUCTURE DEBT HOLDCO 1 S.À R.L.

Acting by its attorney Barings LLC acting by	Number of Warrants: 609,252

Signature of Holder	Signature of Joint Holder, if applicable:

/s/ Patrick Mansean

By:	By:

Name: Patrick Mansean Title: Managing Director	Name: Title:

Date: September 1, 2022

Name of Holder: Barings Target Yield Infrastructure Debt Holdco 1 S.À R.L	Name of Joint Holder, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Notice address (pursuant to Section 5.1 of this Agreement):

Holder’s EIN: [REDACTED] Business Address-Street: c/o Barings LLC	Joint Holder’s EIN: Mailing Address-Street (if different)
300 S. Tryon St., Suite 2500
Charlotte, North Carolina 28202
City, State, Zip: Attn: Mark Ackerman Telephone No.: [REDACTED] Facsimile No.:	City, State, Zip: Attn: Telephone No.: Facsimile No.:

[Signature Page to Subscription and Registration Rights Agreement]

HOLDER: MARTELLO RE LIMITED

Acting by its attorney Barings LLC acting by	Number of Warrants: 338,473

Signature of Holder	Signature of Joint Holder, if applicable:

/s/ Patrick Mansean

By:	By:

Name: Patrick Mansean Title: Managing Director	Name: Title:

Date: September 1, 2022

Name of Holder: Martello Re Limited	Name of Joint Holder, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Notice address (pursuant to Section 5.1 of this Agreement):

Holder’s EIN: [REDACTED] Business Address-Street: c/o Barings LLC	Joint Holder’s EIN: Mailing Address-Street (if different)
300 S. Tryon St., Suite 2500
Charlotte, North Carolina 28202
City, State, Zip: Attn: Mark Ackerman Telephone No.: [REDACTED] Facsimile No.:	City, State, Zip: Attn: Telephone No.: Facsimile No.:

[Signature Page to Subscription and Registration Rights Agreement]

HOLDER: REL BATAVIA PARTNERSHIP, L.P.

By Riverstone Holdings, LLC, as Investment Manager	Number of Warrants: 135,389

Signature of Holder	Signature of Joint Holder, if applicable:

/s/ Peter Haskopoulos

By:	By:

Name: Peter Haskopoulos Title: Authorized Person	Name: Title:

Date: September 1, 2022

Name of Holder: REL Batavia Partnership, L.P.	Name of Joint Holder, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Notice address (pursuant to Section 5.1 of this Agreement):

Holder’s EIN: [REDACTED] Business Address-Street: c/o Riverstone Holdings, LLC	Joint Holder’s EIN: Mailing Address-Street (if different)
712 Fifth Avenue, 19th Floor
New York, NY 10019
City, State, Zip: Attn: Telephone No.: Facsimile No.:	City, State, Zip: Attn: Telephone No.: Facsimile No.:

[Signature Page to Subscription and Registration Rights Agreement]

EXHIBIT A

COUNTERPART SIGNATURE PAGE AND JOINDER TO

SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to that certain Subscription and Registration Rights Agreement dated as of September 2, 2022, by and among Tritium DCFC Limited and the other signatories listed as “Holders” therein (as amended, restated or modified from time to time, the “Agreement”). This Counterpart Signature Page and Joinder is delivered pursuant to Section 1.1(b) or 5.2.4 of the Agreement.

The undersigned hereby agrees (i) to become a party to and to be bound by the terms and conditions of the Agreement as a Holder granted Warrants thereunder and (ii) that the address set forth below the undersigned’s signature shall be the address of the undersigned for purposes of delivering notices under the Agreement to the undersigned pursuant to Section 5.1 of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

[SIGNATURE PAGE FOLLOWS]

HOLDER:	Number of Warrants:________

Signature of Holder	Signature of Joint Holder, if applicable:

By:	By:

Name: Title:	Name: Title:

Date: ___________, 202__

Name of Holder:	Name of Joint Holder, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Notice address (pursuant to Section 5.1 of this Agreement):

Holder’s EIN: Business Address-Street:	Joint Holder’s EIN: Mailing Address-Street (if different)

City, State, Zip: Attn: Telephone No.: Facsimile No.:	City, State, Zip: Attn: Telephone No.: Facsimile No.:

Schedule 6.1.8

Subsidiaries